SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (or Date of Earliest Event Reported): December 22, 1999



                               USOL HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           OREGON                   01-14271                 93-1197477

       (State or other        (Commission File Number)      (IRS Employer
       jurisdiction of                                      Identification No.)
        incorpoation)




                             10300 Metric Boulevard
                               Austin, Texas 78758
               (Address of principal executive offices) (Zip Code)






                                 (512) 651-3780
              (Registrant's telephone number, including area code)



                         FIRSTLINK COMMUNICATIONS, INC.
                                 190 SW Harrison
                             Portland, Oregon 97201
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

         The consummation of the merger of USOL Holdings, Inc., a Delaware corporation, with and into FirstLink Communications, Inc., an Oregon corporation (the "Registrant") was effective as of December 22, 1999. In connection with the merger, the Registrant's Articles of Incorporation were amended to change the Registrant's name to USOL Holdings, Inc. This transaction was previously reported on Form 8-K filed with the Securities and Exchange Commission on January 6, 2000, and amended January 12, 2000. This amendment to such Form 8-K contains the financial statements required by Item 7 for such transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) Financial statements of business acquired and pro forma financial information:


                               USOL HOLDINGS, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION


The following unaudited pro forma condensed consolidated financial information is presented to give effect to the merger of FirstLink Communications, Inc. ("FirstLink") and USOL Holdings, Inc. ("Holdings") on December 22, 1999. The unaudited pro forma consolidated balance sheet as of September 30, 1999, and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1999 are based on the individual balance sheets and statements of operations of Holdings appearing elsewhere in this filing, U.S OnLine Communications, Inc. (the predecessor of Holdings, "Communications") appearing in a previously filed Proxy and FirstLink appearing in a previously filed Form 10QSB. The Company acquired U.S. OnLine Communications, Inc. effective July 1, 1999.

         On December 22, 1999, Holdings merged with and into FirstLink. In connection with the merger, FirstLink exchanged 3,175,000 shares of its common stock and 1,480,000 shares of preferred stock for an equal number of shares of Holdings' common and preferred stock. FirstLink also assumed a three-year, $3,674,000 note underlying 2,000,000 shares of Holdings' common stock. Additionally, FirstLink issued Holdings' shareholders 2,084,000 warrants to purchase common stock (at prices ranging from $2.00 to $6.00 per share) and exchanged stock options to acquire 1,591,000 shares of FirstLink common stock at prices ranging from $1.00 to $5.50 per share for identical Holdings' stock options.

         The issuance of the shares resulted in the Holdings shareholders owning approximately 84% of the voting securities of the Company. Also, Holdings nominates a controlling number of seats on the Company's board of directors and the officers of Holdings have retained their positions after the merger. As the stockholders, directors and officers of Holdings hold the controlling interest in the Company, this merger was accounted for as a reverse acquisition under the purchase method of accounting. A reverse acquisition occurs when the legal acquirer (FirstLink) is deemed not to be the accounting acquirer. In these cases, the legal form of the transaction is ignored, and the target company (Holdings ) is treated as the acquiring company for financial reporting purposes.

          The pro forma financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been obtained if the merger set forth above had been effected on the dates indicated or of the results that may be obtained in the future. The pro forma financial statements are based on preliminary estimates of values and transaction costs. The actual recording of the transactions will be based on the final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

         The unaudited pro forma condensed consolidated balance sheet assumes that the merger was consummated on September 30, 1999. The unaudited pro forma condensed statements of operations reflect the consolidation of the results of operations of Holdings for the period from inception (May 12, 1999) through September 30, 1999, Communications for the six months ended June 30, 1999 and FirstLink for the nine months ended September 30, 1999 as if the merger had been consummated on January 1, 1999.


                               USOL HOLDINGS, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE NINE MONTHS SEPTEMBER 30, 1999
                                   (UNAUDITED)



                                           USOL HOLDINGS, INC.
                                           FOR THE PERIOD FROM      U.S. ONLINE            FIRSTLINK
                                        INCEPTION (MAY 12, 1999)  COMMUNICATIONS,INC.    FOR THE NINE
                                              THROUGH            FOR THE SIX MONTHS     MONTHS ENDED       PRO FORMA
                                          SEPTEMBER 30, 1999    ENDED JUNE 30, 1999   SEPTEMBER 30, 1999  ADJUSTMENTS    PRO FORMA
                                        --------------------------------------------------------------------------------------------

REVENUE                                   $        1,550,249    $          2,831,07   $        1,024,329  $            $  5,405,657
                                        --------------------------------------------------------------------------------------------

EXPENSES:
  Operating                                        1,102,071              2,100,739              811,276                  4,014,086
  Selling, general and administrative              1,433,767              1,554,807            1,247,721                  4,236,295
  Depreciation and amortization                      557,767                878,286              188,264    2,079,259 H   3,703,576
  Stock compensation expense                         944,366                      -                    -                    944,366

                                        --------------------------------------------------------------------------------------------
    Total expenses                                 4,037,971              4,533,832            2,247,261    2,079,259    12,898,323
                                        --------------------------------------------------------------------------------------------

    Operating loss                                (2,487,722)            (1,702,753)          (1,222,932)  (2,079,259)   (7,492,666)
                                        --------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:
  Interest,net                                        77,678              1,722,942              (74,933)                 1,725,687

  Other                                                    -                 77,699               30,394                    108,093
                                        --------------------------------------------------------------------------------------------
                                                      77,678              1,800,641              (44,539)           -     1,833,780
                                        --------------------------------------------------------------------------------------------

LOSS BEFORE MINORITY INTEREST                     (2,565,400)            (3,503,394)          (1,178,393)  (2,079,259)   (9,326,446)

MINORITY INTEREST IN INCOME OF SUBSIDIARY            (11,309)                 2,414                    -            -        (8,895)

                                        --------------------------------------------------------------------------------------------

  Net loss                                        (2,576,709)            (3,500,980)          (1,178,393)  (2,079,259)   (9,335,341)

PREFERRED STOCK DIVIDENDS                           (863,333)                     -                    -            -      (863,333)

                                        ============================================================================================
  Loss attributable to common           $         (3,440,042)   $        (3,500,980)  $       (1,178,393) $(2,079,259) $(10,198,674)
     shareholders                       ============================================================================================

PER SHARE AMOUNTS:
  Basic and diluted loss per common share                                             $            (0.33)              $      (1.50)
                                                                                      ====================             =============
  Basic and diluted weighted average
     common shares                                                                             3,621,074    3,175,000 I   6,796,074
                                                                                      ====================             =============


See  accompanying   notes  to  the  unaudited  pro  forma  condensed   financial
information.



                               USOL HOLDINGS, INC.
                             PRO FORMA BALANCE SHEET
                            As of September 30, 1999
                                   (unaudited)



                                                    USOL                           Pro Forma
                                                Holdings, Inc.    FirstLink       Adjustments     Pro Forma
                                               --------------------------------------------------------------------

CURRENT ASSETS:
  Cash and cash equivalents                      $ 17,385,010    $   2,942,239   $          -    $ 20,327,249
  Accounts receivable                                 447,305          216,709              -         664,014
  Related party receivables                           134,896           37,543        (71,439)A       101,000
  Supply inventory                                    924,624                -              -         924,624
  Prepaids and other current assets                   203,890           70,269              -         274,159
                                               --------------------------------------------------------------------
     Total current assets                          19,095,725        3,266,760        (71,439)     22,291,046
                                               --------------------------------------------------------------------

PROPERTY AND EQUIPMENT, NET                        14,475,255        1,648,797              -      16,124,052

GOODWILL, NET                                       6,088,572                -     27,501,275 E    33,812,031
                                                                                      222,184 G
DEFERRED LOAN COSTS, NET                              848,746                -              -         848,746

OTHER ASSETS                                          910,989          222,184       (222,184)G       910,989

                                               ====================================================================
     Total assets                                $ 41,419,287      $ 5,137,741   $ 27,429,836    $ 73,986,864
                                               ====================================================================

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $ 2,642,626        $ 359,686   $          -    $  3,002,312
  Payable to affiliate                                 37,543           33,896        (71,439)A             -
  Current portion of capital lease obligations        525,000           69,249              -         594,249
  Preferred dividends payable                         863,333                -              -         863,333
  Deferred revenue                                    403,074                -              -         403,074
                                               --------------------------------------------------------------------
     Total current liabilities                      4,471,576          462,831        (71,439)      4,862,968
                                               --------------------------------------------------------------------

LONG-TERM DEBT
  Capital lease obligations, less current portion   1,754,454          124,574              -       1,879,028
  Other                                                47,303                -              -          47,303
                                               --------------------------------------------------------------------
     Total long-term debt                           1,801,757          124,574              -       1,926,331
                                               --------------------------------------------------------------------

MINORITY INTEREST                                      59,201                -              -          59,201

STOCKHOLDERS' EQUITY:
  Preferred stock                                  34,410,000                -     34,410,000 B    34,410,000
                                                                                  (34,410,000)B
  Common stock                                          3,175        8,538,796     (3,988,460)C    36,396,211
                                                                                        3,175 D
                                                                                       (3,175)D
                                                                                   27,501,275 E
                                                                                    4,341,425 F

  Additional paid in capital - common stock         4,341,425                -     (4,341,425)F             -

  Deferred compensation                              (227,805)               -              -        (227,805)
  Retained deficit                                 (3,440,042)      (3,988,460)     3,988,460 C    (3,440,042)
                                               --------------------------------------------------------------------
     Total stockholders' equity                    35,086,753        4,550,336     27,501,275      67,138,364
                                               --------------------------------------------------------------------

                                               ====================================================================
     Total liabilities and stockholders'         $ 41,419,287      $ 5,137,741   $ 27,429,836    $ 73,986,864
       equity                                  ====================================================================



See  accompanying   notes  to  the  unaudited  pro  forma  condensed   financial
information.

                               USOL HOLDINGS, INC.
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION


         The unaudited pro forma condensed consolidated financial information is based on the following adjustments and related assumptions. The actual purchase accounting adjustments will be made on the basis of the appraisal and evaluation as of the date of consummation of the merger and therefore, will differ from those reflected in the unaudited pro forma condensed financial information. The Company believes that the actual adjustments, in the aggregate, will not be materially different from those herein.

         On December 22, 1999, Holdings merged with and into FirstLink. In connection with the merger, FirstLink exchanged 3,175,000 shares of its common stock and 1,480,000 shares of preferred stock for an equal number of shares of Holdings common and preferred stock. FirstLink also assumed a three-year, $3,674,000 note underlying 2,000,000 shares of Holdings' common stock. Additionally, FirstLink issued Holdings shareholders 2,084,000 warrants to purchase common stock (at prices ranging from $2.00 to $6.00 per share) and exchanged stock options to acquire 1,591,000 shares of FirstLink common stock at prices ranging from $1.00 to $5.50 per share for identical Holdings stock options.

PRO FORMA ADJUSTMENTS

A. To eliminate the intercompany receivable and payable between Holdings and FirstLink.

B. To reflect the issuance by FirstLink of 1,480,000 shares of preferred stock in exchange for the outstanding preferred stock of Holdings.

C.        To eliminate the retained deficit of FirstLink.

D. To reflect the issuance by FirstLink of 3,175,000 shares of no par common stock in exchange for the common stock of Holdings.

E. To record the step-up of the FirstLink assets to estimated fair market value. For the common stock, FirstLink determined fair market value by using the average price of FirstLink's publicly traded common stock three days before and three days after signing the definitive merger agreement ($6.22 per share). For the FirstLink warrants and options, FirstLink determined fair market value by taking the closing price of the FirstLink publicly traded warrant on the date the definitive merger agreement was signed and applied the same intrinsic value to the private warrants and stock options:

                  FirstLink Common Stock                            $23,130,091
                  FirstLink Stock Options                             4,214,972
                  FirstLink Stock Purchase Warrants                   4,706,548
                                                                    ------------
                                                                     32,051,611
                  Less FirstLink Net Assets                          (4,550,336)
                                                                    $27,501,275


F.        To eliminate the additional paid in capital of Holdings.

G.        To reclassify the pre-merger costs incurred by FirstLink.

H. To record amortization of the goodwill created by the merger over ten years.

I. To reflect the issuance of common stock by FirstLink in connection with the merger. Conversion of the preferred shares, stock options and warrants issued in connection with the merger is not assumed, as the impact is anti-dilutive to loss per common share.




                               USOL HOLDINGS, INC.
           CONDENSED CONSOLIDATED BALANCE SHEET - - SEPTEMBER 30, 1999
                                   (Unaudited)



                                                         ASSETS


CURRENT ASSETS:
   Cash and cash equivalents                                                                              $  17,385,010
   Accounts receivable, net                                                                                     447,305
   Related-party receivables                                                                                    134,896
   Supply inventory                                                                                             924,624
   Other current assets                                                                                         203,890
                                                                                                          -------------

                         Total current assets                                                                19,095,725

PROPERTY AND EQUIPMENT, net                                                                                  14,475,255

GOODWILL, net                                                                                                 6,088,572

DEFERRED LOAN COSTS, net                                                                                        848,746

OTHER ASSETS                                                                                                    910,989

                         Total assets                                                                     $  41,419,287
                                                                                                          =============

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable  and accrued expenses                                                                 $   2,642,626
   Payable to affiliate                                                                                          37,543
   Preferred stock dividends payable                                                                            863,333
   Current portion of capital leases                                                                            525,000
   Deferred revenue                                                                                             403,074
                                                                                                          -------------

                         Total current liabilities                                                            4,471,576

CAPITAL LEASE OBLIGATIONS, less current portion                                                               1,754,454
                                                                                                          -------------

OTHER LONG-TERM LIABILITIES                                                                                      47,303

MINORITY INTEREST                                                                                                59,201

STOCKHOLDERS' EQUITY:
   Preferred stock, $.001 par, 2,000,000 shares authorized, 1,480,000 outstanding,                           34,410,000
    liquidation preference of $37.0 million
   Common stock, $.001 par value, 30,000,000 shares authorized, 3,175,000 outstanding                             3,175
   Additional paid-in capital - common stock                                                                  4,341,425
   Deferred compensation                                                                                       (227,805)
   Accumulated deficit                                                                                       (3,440,042)
                                                                                                          -------------

                         Total stockholders' equity                                                          35,086,753

                         Total liabilities and stockholders' equity                                       $  41,419,287
                                                                                                          =============


The accompanying notes are an integral part of these condensed consolidated financial statements.



                               USOL HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE PERIOD FROM INCEPTION (MAY 12, 1999)
                           THROUGH SEPTEMBER 30, 1999
                                   (Unaudited)
                                 (Notes 1 and 2)



REVENUES                                                                                                    $   1,550,249
                                                                                                            -------------

OPERATING EXPENSES:
   Operating                                                                                                    1,102,071
   Selling, general and administrative                                                                          1,433,767
   Depreciation and amortization                                                                                  557,767
   Stock compensation expense                                                                                     944,366
                                                                                                            -------------

                                     Total operating expenses                                                   4,037,971

LOSS FROM OPERATIONS                                                                                           (2,487,722)

OTHER:
   Interest expense, net                                                                                           77,678

                                     Total other                                                                   77,678

LOSS BEFORE MINORITY INTEREST                                                                                  (2,565,400)

MINORITY INTEREST IN INCOME OF SUBSIDIARY                                                                         (11,309)
                                                                                                            -------------

                                     Net loss                                                                  (2,576,709)

PREFERRED STOCK DIVIDENDS:                                                                                       (863,333)

   Loss attributable to common shareholders                                                                 $  (3,440,042)
                                                                                                            ==============





The accompanying notes are an integral part of these condensed consolidated financial statements.



                               USOL HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE PERIOD FROM INCEPTION (MAY 12, 1999)
                           THROUGH SEPTEMBER 30, 1999
                                   (Unaudited)
                                 (Notes 1 and 2)


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                                                 $  (2,576,709)
   Adjustments to reconcile net loss to net cash used in operating activities-
     Depreciation and amortization                                                                                557,767
     Minority interest                                                                                             11,309
     Stock compensation expense                                                                                   944,366
     Changes in operating assets and liabilities-
       Receivables, net                                                                                          (292,656)
       Other assets                                                                                              (331,007)
       Accounts payable and accrued expenses                                                                      495,781
       Other liabilities                                                                                           85,669
                                                                                                            -------------

                              Net cash used in operating activities                                            (1,105,480)
                                                                                                            -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of assets from GMACCM                                                                              (2,500,000)
   Cash paid to acquire US OnLine                                                                                (845,000)
   Cash acquired from US OnLine                                                                                 1,413,353
   Purchases of property and equipment                                                                         (1,141,798)
                                                                                                            -------------

                              Net cash used in investing activities                                            (3,073,445)
                                                                                                            -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments on debt acquired from US OnLine                                                                    (9,391,055)
   Principal payments on capital lease obligations                                                             (2,607,689)
   Payment of deferred financing costs                                                                           (848,746)
   Proceeds from sale of common stock                                                                               1,425
   Proceeds from sale of preferred stock, net                                                                  34,410,000
       of issuance costs of $2,590,000                                                                      -------------

                              Net cash provided by financing activities                                        21,563,935
                                                                                                            -------------

INCREASE IN CASH AND CASH EQUIVALENTS                                                                          17,385,010

CASH AND CASH EQUIVALENTS, beginning of period                                                                     -

CASH AND CASH EQUIVALENTS, end of period                                                                    $  17,385,010
                                                                                                            =============

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                                                                                   $     909,646
   Acquisition of certain assets and liabilities from US OnLine, net                                              182,948
   Issuance of warrants in connection with acquisitions                                                         1,668,600
   Common stock issued for a note                                                                               3,674,000
   Non-Cash Stock Offering Costs                                                                                  325,000


The accompanying notes are an integral part of these condensed consolidated financial statements.

                               USOL HOLDINGS, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


1.   BUSINESS:

USOL Holdings, Inc., its wholly owned subsidiary USOL, Inc. (USOL), and USOL's 50 percent owned subsidiary, U.S.-Austin Cable Associates I, Ltd. (USAC) (collectively referred to herein as the Company), provide integrated telecommunications services including local telephone, long distance telephone, enhanced calling features and cable television to residents of multifamily apartment complexes and condominiums (MDUs) in Texas, Virginia and Colorado. The services are provided to the tenants in accordance with long-term operating agreements between the Company and the property owners under which the property owners share in the telecommunication revenues generated from their properties. The agreements provide the tenants with the option to use either the Company or the local telephone and long distance carriers for telephone services. Tenants desiring to subscribe to cable television must utilize the Company.

USOL also wholly owns TheResidentClub.com, Inc. (TRC), an Internet-based business that provides a range of move-in and lifestyle enhancement services for the multifamily housing market.

2.   ORGANIZATION AND BASIS
     OF PRESENTATION:

The Company was formed on May 12, 1999, for the purpose of acquiring entities providing telecommunications, cable television, Internet access and other services to residents of MDUs. On July 21, 1999, the Company, through USOL, purchased substantially all of the assets and certain liabilities of U.S. OnLine Communications, Inc. (US OnLine). For financial reporting purposes the transaction was deemed effective as of July 1, 1999, the date at which management obtained control of US OnLine. US OnLine provided telecommunications and cable television services to residents of MDUs in Texas, Virginia and Colorado. Pursuant to the asset purchase agreement, the purchase price of $20,498,502 consisted of 750,000 shares of the Company's common stock valued at $2.00 per share, warrants to purchase 1,500,000 shares of the Company's common stock at an exercise price of $5.50 per share, approximately $845,000 of cash and the assumption of $16,828,702 of liabilities. The Company valued the warrants using the Black-Scholes pricing model at approximately $1,324,800. The Black-Scholes valuation was based on the warrant terms using the Company's then current stock price of $2.00 per share and a volatility percentage representative of a public company operating in this industry.

On July 21, 1999, the Company, through its subsidiary TRC, purchased certain assets and contract rights from GMAC Commercial Mortgage Corporation (GMACCM). Pursuant to the asset purchase agreement, the purchase price of $2,843,800 consisted of cash of $2,500,000 and a warrant to purchase 325,000 shares of the Company's common stock at an exercise price of $2.00 per share. The Company valued this warrant using the Black-Scholes pricing model at approximately $343,800. The Black-Scholes valuation was based on the warrant terms using the Company's then current stock value of $2.00 per share and a volatility percentage representative of a public company operating in this industry. The acquisition was accounted for as a purchase with the entire purchase price being recorded as goodwill.

Simultaneous with the transaction described above, the Company and FirstLink Communications, Inc. (FirstLink), entered into an agreement whereby FirstLink common stock would be exchanged for USOL common stock, and USOL would be merged with and into FirstLink, subject to the approval of FirstLink shareholders. The Company completed its merger with FirstLink on December 22, 1999 (See Note 5)

The minority interest in the income of USAC is deducted from the consolidated loss. All intercompany balances and transactions have been eliminated in consolidation.

3.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES:

Interim Financial Information

The accompanying interim financial statements as of September 30, 1999, and for the period from inception (May 12, 1999) through September 30, 1999, are unaudited and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, the unaudited interim financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the entire year.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Supply Inventory

Supply inventory consists of various service and maintenance items related to the Company's transmission systems and are stated at the lower of cost or market using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost, and depreciation is computed using the straight-line method over the estimated useful lives of the assets.

Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

The Company leases certain equipment under agreements accounted for as capital leases. The assets under capital leases are recorded at the lesser of the present value of aggregate future minimum lease payments or the fair value of the assets under lease. Assets under capital lease are depreciated over their estimated useful lives as it is management's intent to exercise the bargain purchase options available under the agreements.

Goodwill

Goodwill is related to the purchase of the US OnLine assets and TRC's purchase of assets from GMACCM as described in Note 2 and is being amortized on the straight-line method over 10 years.

Deferred Loan Costs

Deferred loan costs consist of costs incurred in connection with obtaining a senior credit facility.

Revenue Recognition

Revenue from subscribers is recognized in the period that service is provided. Amounts billed prior to providing services are reflected as deferred revenue. Installation fees are recognized as revenue upon origination of service to subscribers. Costs incurred to obtain subscribers are expensed as incurred.

Income Taxes

The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred assets and liabilities are recorded for future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets or liabilities are recovered or settled.

Comprehensive Income

The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income." The objective of SFAS No. 130 is to report all changes in equity that result from transactions and economic events other than transactions with owners.

Credit Risk and Significant Customers

The Company's accounts receivable subject the Company to credit risk, as collateral is generally not required. The Company's risk of loss is limited due to advance billings to certain customers for services and the ability to terminate access on delinquent accounts. The large number of customers comprising the customer base mitigates the concentration of credit risk.

Financial Instruments

The carrying amounts of cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value because of the short-term nature of these instruments. The fair value of all long-term debt was estimated by discounting the future cash flows using market interest rates and does not differ significantly from that reflected in the financial statements.

4. STOCKHOLDERS' EQUITY:

Preferred Stock

On July 21, 1999, the Company issued 1,325,000 shares of Series A Preferred Stock and 155,000 shares of Series B Preferred Stock (collectively the Preferred Stock) for $37 million.

The Preferred Stock accretes cumulative dividends from the date of issuance at the rate of 12 percent per year, payable quarterly in arrears on the last day of March, June, September and December. The Company has the option of paying the dividend in cash or shares of its common stock.

Each share of Series A Preferred Stock has 12-1/2 votes per share on any matter on which holders of common stock are entitled to vote, except for the election of directors. Four of the entities that have been issued Series A Preferred Stock each have the right to nominate and elect, voting as a class and separately from all other classes and series, a majority of the Company's directors. Holders of Series B Preferred Stock do not have the right to vote on any matter, except for a proposal to merge or consolidate with or into another entity, or any recapitalization or reorganization in which they would be adversely affected.

Beginning July 21, 2001, each share of Preferred Stock shall convert into common stock on the earliest to occur of (a) the closing of a firm commitment public offering pursuant to which the Company offers its equity securities for gross proceeds of $40 million or more; (b) the day that the closing sales price of the Company's common stock is $10.00 per share or more for 15 consecutive trading days; or (c) if the common stock is trading at more than $2.00 per share on July 21, 2006.

In the event of liquidation, the Preferred Stock shareholders are entitled to receive $25 per share and all unpaid cumulative dividends, prior to, and in preference to any distribution to the holders of common stock. If undistributed assets remain after satisfying the Preferred Stock shareholders, such assets shall be distributed ratably among the holders of common stock, and holders of Preferred Stock have no further right or claim to any of the remaining assets.

The Preferred Stock converts into common stock at $2.00 per share. The holders of the Preferred Stock may convert their shares in whole or in part into common stock at any time. The holders of Series B Preferred Stock may convert their shares into Series A Preferred Stock at any time.

Stock Subscription Receivable

On July 21, 1999, the Company issued 2 million shares of common stock in exchange for notes receivable totaling $3,674,000 and $1,000 in cash. The shares were sold for $2.00 per share, however, one party purchased shares at $1.675 per share in recognition of their services for identifying certain investors. The notes accrue interest at 5 percent per annum and are due July 21, 2002. The $325,000 difference between the fair market value of the stock and the purchase price has been reflected as a stock offering cost.

Capital Stock

The Company's original articles of incorporation provide for the authorization of 2,000,000 shares of $.001 par value common stock. Upon its formation, the Company issued 425,000 shares of common stock to members of management in exchange for $425 in cash. The Company recorded $849,575 of stock compensation expense related to the issuance of these shares based on the difference between the cash paid and the estimated $2 per share fair market value of the shares on the date of issuance.

Stock Options

On July 19, 1999,  the Company  adopted the 1999  Incentive  Plan (the Incentive
Plan) to provide incentives to attract and retain key employees and directors. Under the Incentive Plan, the Company can issue up to 3,000,000 shares of common stock to individuals designated by the board of directors, with the number of shares authorized for issuance automatically increasing when additional shares of stock of the Company are issued so that the number of shares available equals 10 percent of the total number of issued and outstanding shares at such time.

On July 21, 1999, the Company granted options to certain employees to purchase 325,000 shares of the Company's common stock at $1 per share. These options have a life of 10 years and vest over 3 years, with 25 percent vested on the date of grant. The Company recorded deferred compensation of $243,750 and recognized stock compensation expense of $81,250 as the estimated fair value of the Company's common stock was $2 per share on the date the options were granted. Also on July 21, 1999, the Company granted options under the Incentive Plan to certain employees for the purchase of 1,585,000 shares of the Company's common stock with exercise prices ranging from $2 to $5.50 per share. These options have a life of 10 years and vest over 3 years with certain options vesting 25 percent on the date of grant.

5.   SUBSEQUENT EVENTS:

Merger

On December 22, 1999, the Company was merged with and into FirstLink.

Senior Credit Facility

On December 30, 1999, the Company executed a senior credit facility (the Facility) with a bank that provides for borrowings of up to $35 million. Under terms of the Facility, the Company may borrow funds for a two-year period commencing January 1, 2000, and ending December 31, 2001, at which time the Facility will convert to a five-year term loan. The Facility bears interest at the Company's option at an annual rate of prime plus 2.75 percent or LIBOR plus
3.75 percent subject to certain discounts based on leverage ratios. The Facility is secured by all assets of the Company, excluding TRC. The Facility contains an unused commitment fee ranging from .5 percent to 1.25 percent depending on borrowing levels and an annual administrative fee of $30,000. At December 31, 1999, there were no borrowings under the Facility.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          USOL HOLDINGS, INC.


Date: March 6, 2000                     By:        /s/ Jeffrey S. Sperber
                                            ------------------------------------
                                                   Jeffrey S. Sperber
                                                   Chief Financial Officer